UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05133)

Exact name of registrant as specified in charter:	Putnam High Income Securities Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2017

Date of reporting period:	September 1, 2016 — February 28, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam High Income Securities Fund

Semiannual report
2 | 28 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PCF

Putnam
High Income
Securities Fund

Semiannual report
2 | 28 | 17

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about changes in monetary policy or interest rates), changes in government intervention, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

April 12, 2017

Dear Fellow Shareholder:

The early months of 2017 have been generally positive for investor sentiment and financial market performance. Many market indexes have achieved new record highs with relatively low volatility, in contrast to the bouts of uncertainty and turbulence that tested global financial markets in 2016. It is worth noting, however, that the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic and political risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your goals, we also believe it is a good idea to speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

About the fund

Seeking opportunities from high-yield bonds and convertibles

Putnam High Income Securities Fund offers investors a portfolio of high-yield corporate bonds and convertible securities. As a closed-end fund, it shares some common characteristics with open-end mutual funds, but there are some key differences that investors should understand as they consider their portfolio.

MORE ASSETS AT WORK

Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

TRADED LIKE STOCKS

Closed-end fund shares are traded on stock exchanges. As a result, their prices fluctuate because of the influence of several factors.

THEY HAVE A MARKET PRICE

Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a "market price" for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

Looking at a closed-end fund's performance

You will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund's shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund's performance at market price typically differs from its results at NAV.

Net asset value
Market price
$12
10
8
6
4
Price per share
7/87
7/92
7/97
7/02
7/07
7/12
2/17

A hybrid portfolio for seeking returns

Though it carries commensurately greater risk, including the risk of corporate default and periodic illiquidity, the fund's combination of security types can offer greater return potential than other types of bond funds. This is because of the higher-yielding nature of below-investment-grade corporate credit and because of the optionality embedded in convertibles, which allows shares to be exchanged for common stock.

2 High Income Securities Fund

High Income Securities Fund 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

* The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the BofA Merrill Lynch Speculative Grade U.S. Convertible Index. The BofA Merrill Lynch Speculative Grade U.S. Convertible Index and the JPMorgan Developed High Yield Index were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund.

† Returns for the six-month period are not annualized, but cumulative.

*The fund’s blended benchmark is an unmanaged index administrated by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the BofA Merrill Lynch Speculative Grade U.S. Convertible Index.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/17. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 12.

4 High Income Securities Fund

Eric has an M.B.A. from the University of Chicago Booth School of Business and a B.S. from San Diego State University. He joined Putnam in 2000 and has been in the investment industry since 1994.

Rob has an M.B.A. from the University of Chicago Booth School of Business and a B.S. from the University of Pennsylvania Wharton School. He joined Putnam in 2000 and has been in the investment industry since 1986.

How was the market environment for convertible securities and high-yield bonds during the six-month reporting period ended February 28, 2017?

ERIC Convertible securities gained ground during the reporting period — helped in large measure by their underlying equity sensitivity. The surprising results of the U.S. election proved to be an inflection point for the stock market, despite the uncertainty around the effects of President Trump’s policies on the U.S. economy. Speculation that Trump and a Republican-controlled Congress would pursue pro-growth policies, including lower taxes, greater infrastructure spending, and less regulation, helped many equity benchmark indexes add to all-time highs.

ROB High-yield bonds generally rallied during the period, supported by optimism that the Organization of Petroleum Exporting Countries [OPEC] would achieve production cuts. Crude prices rose in late November 2016, reaching their highest level since July 2015, when major producers pledged to curtail production beginning in January 2017. However, increasing prospects for higher interest rates and rising inflation in 2017 was a headwind

High Income Securities Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 2/28/17. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

*Equity instruments are a combination of common stocks and convertible preferred stocks.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/28/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 High Income Securities Fund

for the asset class at points during the period, although record highs for stocks and potentially supportive fiscal and regulatory polices by the Trump administration continued to support demand for high-yields bonds.

What contributed to the fund’s performance during the period?

ERIC The convertibles portion of the portfolio, which represented approximately 54.5% of total net assets on February 28, 2017, had positive absolute performance but underperformed its index, the BofA Merrill Lynch Speculative Grade U.S. Convertible Index [the convertibles index] for the period. Security selection within the consumer cyclicals sector, along with overweight positioning and security selection within health care were the largest contributors on a relative basis. In the technology sector, an overweight position in the graphic processing chip developer, NVIDIA, was the top contributor at the issuer level. The company experienced growth in its underlying equity due to expanding diversification and upgrades to its core products. NVIDIA was sold from the portfolio prior to period-end to lock in profits. Our decision to avoid Cobalt International Energy and underweight positioning in Bank of America were also among the top relative contributors during the period.

ROB The fixed-income portion of the portfolio, which represented approximately 41.3% of total net assets on February 28, 2017, had positive absolute performance but underperformed the JPMorgan Developed High Yield Index [the high-yield index] for the period. Overweight allocations to the financials, housing, and paper/packaging sectors were the largest relative contributors to performance. At the issuer level, overweight positioning in certain commodity-sensitive names, such as Seventy Seven Energy and EP Energy, contributed to performance during the period due to rising commodity prices. An overweight position in Sprint Communications also added to results.

What detracted from the fund’s benchmark-relative performance?

ERIC Security selection within the consumer staples and energy sectors was disappointing, with Tyson Foods and Whiting Petroleum among the top detractors from performance relative to the convertibles index. At the issuer level, an underweight position in Advanced Micro Devices was the largest relative detractor for the period. The underlying equity rallied in unison with the semiconductor market during the period while also benefiting from a few sell-side analysts upgrading the stock. At the sector level, an overweight allocation to the health-care sector also held back performance. Within health care, an out-of-benchmark allocation to the health-care company Teva Pharmaceuticals was among the top detractors at the issuer level. On the heels of a drug-pricing probe and the disputed validity of a drug patent, Teva’s profit and revenue expectations fell, and the price of the underlying equity declined. As a result, the team sold the position before period-end.

ROB The greatest detractors relative to the high-yield index was underweight positioning in the energy, services, and technology sectors. At the issuer level, underweight positioning in Caesars Entertainment was the top detractor as the company benefited from finalizing its $18 billion bankruptcy. A slight overweight position in Neiman Marcus also detracted from performance due to relative weakness in the retail sector.

High Income Securities Fund 7

What is your outlook, and how has this thinking influenced the fund’s positioning?

ROB We have a positive outlook for high-yield bonds. At period-end, we believe the fundamental and supply/demand pictures were positive and valuations were closer to neutral — somewhat less compelling than they were a year ago. However, given the low level of yields worldwide, high-yield bond income levels remain attractive, in our view, making them a competitive option for income-oriented investors.

As for positioning, we will continue to maintain broad diversification across market sectors. At period-end, most of the fund’s holdings were invested in split BB-rated and B-rated bonds, which reside in the middle tier of high-yield credit quality. From a sector and an industry perspective, we currently are favoring gaming, lodging/leisure, and housing, which we believe will perform well in a pro-growth economy. On the other hand, we are seeking to limit the fund’s exposure to energy, technology, services, food/beverage, cable/satellite, transportation, and health care.

ERIC Given the sensitivity of convertibles to their underlying equities, the asset class has performed well in recent months despite company- and sector-specific volatility. The election of President Trump has brought a wave of uncertainty, as his policies could have diverging effects on the economy, in our view. On the one hand, if his fiscal stimulus package comes to fruition, we believe it could result in strong economic growth and some inflationary pressure. However, we also believe his protectionist trade policies, if enacted, could have a negative impact on economic growth. That said, U.S. convertible securities are primarily domestically focused, and thus we expect them to be more insulated from a protectionist stance. The other good news for investors is that convertibles can benefit from upside stock appreciation in a growing economy but also can

This chart shows how the fund’s weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 High Income Securities Fund

provide some downside protection due to their bond-like characteristics should the economy decline, in our view.

Against this backdrop, we are keeping the fund’s overweight positioning in health care, communication services, and transportation sectors for the foreseeable future, while remaining underweight in technology and energy.

Thank you, gentlemen, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

High Income Securities Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 2/28/17

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	7/9/87)	10 years	average	5 years	average	3 years	average	1 year	6 months

NAV	8.69%	77.91%	5.93%	41.97%	7.26%	12.82%	4.10%	22.51%	6.31%

Market price	8.49	87.45	6.49	36.03	6.35	18.42	5.80	29.94	10.57

Performance assumes reinvestment of distributions and does not account for taxes.

Performance is shown net of expenses.

Comparative index returns For periods ended 2/28/17

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	7/9/87)	10 years	average	5 years	average	3 years	average	1 year	6 months

Fund’s blended
benchmark
(50% JPMorgan
Developed High
Yield Index/50%	—†	102.41%	7.31%	47.85%	8.13%	14.19%	4.52%	27.49%	7.85%
BofA Merrill Lynch
Speculative
Grade U.S.
Convertible Index)

Lipper Convertible
Securities Funds
(closed-end)	8.24%	69.75	5.39	43.57	7.48	8.85	2.83	26.09	7.58
category average*

Index and Lipper results should be compared with fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/17, there were 13, 13, 11, 11, 10, and 2 funds, respectively, in this Lipper category.

† The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the BofA Merrill Lynch Speculative Grade U.S. Convertible Index. The BofA Merrill Lynch Speculative Grade U.S. Convertible Index and the JPMorgan Developed High Yield Index were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund.

10 High Income Securities Fund

Fund price and distribution information For the six-month period ended 2/28/17

Distributions

Number	6

Income	$0.1854

Capital gains	—

Total	$0.1854

Share value	NAV	Market price

8/31/16	$8.92	$8.02

2/28/17	9.29	8.67

Current rate (end of period)	NAV	Market price

Current dividend rate*	3.99%	4.28%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/17

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	7/9/87)	10 years	average	5 years	average	3 years	average	1 year	6 months

NAV	8.68%	77.46%	5.90%	42.03%	7.27%	12.92%	4.13%	17.26%	6.30%

Market price	8.48	85.00	6.35	32.90	5.85	19.22	6.03	24.00	10.54

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

High Income Securities Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the BofA Merrill Lynch Speculative Grade U.S. Convertible Index.

BofA Merrill Lynch Speculative Grade U.S. Convertible Index is an unmanaged index of U.S. convertible securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12 High Income Securities Fund

Other information for shareholders

Important notice regarding share repurchase program

In September 2016, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2016, up to 10% of the fund’s common shares outstanding as of October 7, 2016.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2017, Putnam employees had approximately $482,000,000 and the Trustees had approximately $136,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

High Income Securities Fund 13

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

14 High Income Securities Fund

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments

Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

High Income Securities Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 High Income Securities Fund

The fund’s portfolio 2/28/17 (Unaudited)

	Principal
CORPORATE BONDS AND NOTES (41.2%)*	amount	Value

Basic materials (5.5%)

A Schulman, Inc. 144A company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$60,000	$63,300

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	115,000	126,952

Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	20,000	20,088

ArcelorMittal SA sr. unsec. unsub. bonds 10.60%, 6/1/19 (France)	65,000	76,619

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	100,000	112,875

ArcelorMittal SA sr. unsec. unsub. notes 7.75%, 10/15/39 (France)	10,000	11,650

Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	150,000	162,188

Blue Cube Spinco, Inc. company guaranty sr. unsec. unsub. notes
9.75%, 10/15/23	120,000	143,100

BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	160,000	164,800

Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	180,000	184,050

Builders FirstSource, Inc. 144A company guaranty sr. unsec. notes
10.75%, 8/15/23	189,000	219,240

Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	155,000	159,456

Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	200,000	207,750

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	115,000	124,919

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	75,000	79,594

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	150,000	146,625

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7.875%, 11/1/19 (Luxembourg)	220,000	217,250

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	60,000	62,850

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	45,000	46,575

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.75%, 2/15/20 (Canada)	165,000	169,125

Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	140,000	143,150

Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55%, 3/1/22 (Indonesia)	10,000	9,288

Freeport-McMoRan, Inc. 144A company guaranty sr. unsec. notes
6.75%, 2/1/22 (Indonesia)	55,000	57,200

Freeport-McMoRan, Inc. 144A company guaranty sr. unsec. unsub.
notes 6.875%, 2/15/23 (Indonesia)	110,000	116,050

GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	230,000	261,004

Grinding Media, Inc./MC Grinding Media Canada, Inc. 144A sr. sub.
notes 7.375%, 12/15/23	30,000	32,100

HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	55,000	60,088

High Income Securities Fund 17

	Principal
CORPORATE BONDS AND NOTES (41.2%)* cont.	amount	Value

Basic materials cont.

Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	$165,000	$173,250

Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	95,000	105,925

Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	115,000	130,238

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	165,000	166,238

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	150,000	160,875

Mercer International, Inc. 144A sr. unsec. notes 6.50%,
2/1/24 (Canada)	25,000	25,500

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7.00%, 4/15/20 (Canada)	60,000	61,050

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	75,000	75,938

Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	145,000	153,410

Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	195,000	200,606

Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	105,000	111,038

Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	15,000	16,500

Platform Specialty Products Corp. 144A sr. unsec. notes
10.375%, 5/1/21	15,000	16,856

Platform Specialty Products Corp. 144A sr. unsec. notes
6.50%, 2/1/22	65,000	67,925

PQ Corp. 144A company guaranty sr. notes 6.75%, 11/15/22	30,000	32,400

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.875%, 7/15/33	80,000	86,800

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.50%, 12/1/20	75,000	84,375

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.25%, 4/1/23	100,000	104,875

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.125%, 12/1/24	40,000	41,800

Sealed Air Corp. 144A company guaranty sr. unsec. notes
4.875%, 12/1/22	35,000	36,181

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	110,000	133,100

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22	135,000	141,075

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	80,000	85,104

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	10,000	10,414

Steel Dynamics, Inc. 144A sr. unsec. bonds 5.00%, 12/15/26	35,000	36,177

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	45,000	46,744

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	40,000	38,992

18 High Income Securities Fund

	Principal
CORPORATE BONDS AND NOTES (41.2%)* cont.	amount	Value

Basic materials cont.

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	$15,000	$17,513

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.00%, 6/1/21 (Canada)	25,000	27,781

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21	165,000	166,238

Tronox Finance, LLC company guaranty sr. unsec. notes
6.375%, 8/15/20	45,000	45,788

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/22	60,000	62,700

U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	85,000	89,888

U.S. Concrete, Inc. 144A company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	50,000	52,875

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	100,000	104,750

USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	100,000	106,250

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	150,000	144,750

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	175,000	185,938

Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	140,000	158,200

		6,683,943

Capital goods (3.3%)

Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24	180,000	184,050

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	105,000	116,419

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.00%, 3/15/22	145,000	146,450

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	200,000	218,000

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	95,000	99,245

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 9/1/22	140,000	144,375

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	80,000	80,300

Berry Plastics Corp. company guaranty notes 6.00%, 10/15/22	45,000	47,644

Berry Plastics Corp. company guaranty notes 5.50%, 5/15/22	55,000	57,338

Berry Plastics Corp. company guaranty unsub. notes
5.125%, 7/15/23	35,000	36,050

Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	125,000	138,125

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	150,000	164,250

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	65,000	74,588

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	350,000	352,625

KLX, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/1/22	190,000	200,013

High Income Securities Fund 19

	Principal
CORPORATE BONDS AND NOTES (41.2%)* cont.	amount	Value

Capital goods cont.

Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	$160,000	$207,088

Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24	200,000	231,250

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	205,000	205,000

Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22	115,000	117,875

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	105,000	108,675

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	55,000	57,269

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24	100,000	107,563

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	95,000	99,275

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	45,000	45,113

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8.75%, 7/15/23	230,000	247,250

TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	70,000	70,700

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	80,000	82,200

TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	35,000	35,831

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.75%, 4/29/25	150,000	154,500

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	150,000	155,813

		3,984,874

Communication services (4.6%)

Altice SA 144A company guaranty sr. unsec. notes 7.75%,
5/15/22 (Luxembourg)	400,000	425,440

Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	35,000	38,675

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	50,000	51,938

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	65,000	68,981

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	160,000	171,600

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	90,000	96,300

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	125,000	129,688

CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	5,000	5,231

CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	25,000	26,422

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	240,000	242,477

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	70,000	71,247

CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	300,000	301,875

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	50,000	54,875

20 High Income Securities Fund

		Principal
CORPORATE BONDS AND NOTES (41.2%)* cont.		amount	Value

Communication services cont.

CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23		$255,000	$295,163

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)		200,000	183,000

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24		80,000	85,200

Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25		55,000	55,275

Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22		155,000	161,150

Frontier Communications Corp. sr. unsec. notes 8.875%, 9/15/20		40,000	42,400

Frontier Communications Corp. sr. unsec. unsub. notes
7.625%, 4/15/24		30,000	26,775

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)		80,000	73,200

Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)		4,000	4,340

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)		8,000	4,500

Intelsat Luxembourg SA company guaranty sr. unsec. sub. bonds
8.125%, 6/1/23 (Luxembourg)		35,000	18,900

Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)		25,000	26,594

Quebecor Media, Inc. 144A sr. unsec. notes 7.375%,
1/15/21 (Canada)	CAD	75,000	58,020

SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)		$200,000	207,250

SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)		200,000	207,000

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28		170,000	181,263

Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20		60,000	64,725

Sprint Communications, Inc. sr. unsec. unsub. notes
8.375%, 8/15/17		80,000	82,200

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18		115,000	125,781

Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23		275,000	305,938

Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21		265,000	288,850

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23		140,000	148,750

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25		220,000	236,496

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.25%, 4/1/21		165,000	170,156

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633%, 4/28/21		45,000	46,800

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22		125,000	132,188

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)		195,000	205,238

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22		180,000	172,350

High Income Securities Fund 21

	Principal
CORPORATE BONDS AND NOTES (41.2%)* cont.	amount	Value

Communication services cont.

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19	$120,000	$126,600

Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	120,000	109,200

		5,530,051

Consumer cyclicals (8.1%)

AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	40,000	41,850

AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	65,000	67,356

AMC Entertainment Holdings, Inc. 144A sr. unsec. sub. bonds
5.875%, 11/15/26	35,000	35,700

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	105,000	109,988

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	145,000	143,913

Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21	100,000	44,625

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	75,000	81,000

Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	35,000	37,844

Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)	100,000	102,940

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	85,000	86,777

Caesars Growth Properties Holdings, LLC/Caesars Growth
Properties Finance, Inc. company guaranty notes 9.375%, 5/1/22	155,000	167,788

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6.25%, 12/15/21	140,000	153,650

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	55,000	58,988

CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	30,000	32,025

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9.125%, 5/1/19	58,000	59,740

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5.25%, 3/15/21	60,000	61,725

Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	65,000	66,950

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	65,000	66,625

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	190,000	191,425

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	330,000	341,755

Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23	160,000	168,800

Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24	120,000	127,200

22 High Income Securities Fund

		Principal
CORPORATE BONDS AND NOTES (41.2%)* cont.		amount	Value

Consumer cyclicals cont.

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		$125,000	$132,813

EMI Music Publishing Group North America Holdings, Inc. 144A sr.
unsec. notes 7.625%, 6/15/24		115,000	126,213

General Motors Co. sr. unsec. notes 5.20%, 4/1/45		20,000	20,125

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26		85,000	84,616

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 4/10/22		70,000	70,995

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20		140,000	147,000

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		50,000	52,313

Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		110,000	111,548

Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	170,000	133,112

Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		$70,000	69,388

Howard Hughes Corp. (The) 144A sr. unsec. notes 6.875%, 10/1/21		220,000	231,275

iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19		130,000	113,588

IHS Markit Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)		45,000	46,125

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5.875%, 3/15/21		95,000	98,088

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		195,000	209,625

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21		185,000	191,938

Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24		35,000	35,963

JC Penney Corp., Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19		60,000	63,900

JC Penney Corp., Inc. company guaranty sr. unsec. unsub. notes
5.65%, 6/1/20		20,000	19,719

JC Penney Corp., Inc. 144A company guaranty sr. notes
5.875%, 7/1/23		25,000	25,047

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡		80,000	75,800

L Brands, Inc. company guaranty sr. unsec. notes 6.625%, 4/1/21		95,000	104,500

L Brands, Inc. company guaranty sr. unsec. sub. notes
5.625%, 2/15/22		50,000	52,688

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22		75,000	77,363

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24		45,000	47,081

Lear Corp. company guaranty sr. unsec. notes 5.25%, 1/15/25		15,000	15,975

Lear Corp. company guaranty sr. unsec. unsub. notes
5.375%, 3/15/24		35,000	37,144

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22		60,000	61,710

High Income Securities Fund 23

	Principal
CORPORATE BONDS AND NOTES (41.2%)* cont.	amount	Value

Consumer cyclicals cont.

Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24	$110,000	$112,888

Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	50,000	49,875

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23	140,000	144,550

Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	25,000	26,125

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)	135,000	138,713

MGM Resorts International company guaranty sr. unsec. notes
5.25%, 3/31/20	20,000	21,050

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	70,000	77,350

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	65,000	72,556

Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21	214,000	216,140

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	125,000	100,000

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡	70,000	40,250

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	60,000	37,650

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	105,000	107,363

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	60,000	60,450

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	110,000	114,400

Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	75,000	77,250

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	90,000	94,613

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	55,000	57,338

Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	75,000	75,281

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	160,000	166,000

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	60,000	59,592

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	70,000	71,050

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	150,000	168,750

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	90,000	93,375

Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 4.875%, 6/1/23	55,000	54,175

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 2/1/25	45,000	46,350

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	110,000	114,950

24 High Income Securities Fund

	Principal
CORPORATE BONDS AND NOTES (41.2%)* cont.	amount	Value

Consumer cyclicals cont.

Ritchie Bros Auctioneers, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 1/15/25 (Canada)	$35,000	$36,006

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	140,000	142,975

Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	130,000	132,275

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	360,000	382,050

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6.25%, 9/1/20	35,000	33,163

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	110,000	117,013

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	45,000	47,813

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	225,000	231,469

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	70,000	74,550

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 5.25%, 1/15/21	175,000	179,900

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	65,000	69,063

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	5,000	5,300

Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	110,000	117,051

Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	160,000	164,464

Standard Industries, Inc./NJ 144A sr. unsec. notes 5.00%, 2/15/27	70,000	71,400

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A sr. notes 6.375%, 6/1/21	180,000	181,800

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5.25%, 4/15/21	35,000	35,875

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	45,000	46,463

Tempur Sealy International, Inc. company guaranty sr. unsec.
unsub. bonds 5.50%, 6/15/26	55,000	54,038

Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	20,000	19,650

Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	125,000	127,656

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4.50%, 3/1/21	30,000	30,975

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	105,000	103,556

WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	105,000	107,363

Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	95,000	90,013

		9,704,281

High Income Securities Fund 25

	Principal
CORPORATE BONDS AND NOTES (41.2%)* cont.	amount	Value

Consumer staples (2.1%)

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 6.00%, 4/1/22 (Canada)	$230,000	$239,844

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	45,000	46,350

Ashtead Capital, Inc. 144A company guaranty notes
5.625%, 10/1/24	200,000	211,500

BlueLine Rental Finance Corp. 144A notes 7.00%, 2/1/19	85,000	86,700

CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	180,000	189,450

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21	275,000	288,063

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6.00%, 5/1/22	115,000	130,840

Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23	90,000	93,825

Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	80,000	66,800

JBS USA Lux SA/JBS USA Finance, Inc. 144A sr. unsec. notes 8.25%,
2/1/20 (Brazil)	40,000	41,000

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	90,000	93,038

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	90,000	92,394

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	105,000	106,628

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	25,000	25,438

Landry’s, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	65,000	67,600

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25	55,000	56,513

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 12/15/21	90,000	92,700

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24	50,000	51,375

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	165,000	166,238

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	150,000	158,948

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9.75%, 2/1/19 ‡‡	22,707	22,821

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5.375%, 10/1/22	130,000	141,700

		2,469,765

Energy (5.5%)

Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 144A
company guaranty sr. unsec. notes 7.875%, 12/15/24	185,000	195,638

Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	50,000	50,625

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	65,000	65,325

Antero Resources Finance Corp. company guaranty sr. unsec. sub.
notes 5.375%, 11/1/21	90,000	92,025

26 High Income Securities Fund

	Principal
CORPORATE BONDS AND NOTES (41.2%)* cont.	amount	Value

Energy cont.

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	$85,000	$77,769

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.125%, 6/1/21 (Canada)	15,000	13,781

Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7.50%, 12/1/20	45,000	41,513

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	210,000	179,550

Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	215,000	242,906

Cenovus Energy, Inc. sr. unsec. bonds 4.45%, 9/15/42 (Canada)	55,000	49,199

Cheniere Corpus Christi Holdings, LLC 144A company guaranty sr.
notes 5.875%, 3/31/25	250,000	264,375

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	20,000	18,200

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	193,000	204,098

Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	45,000	44,663

Concho Resources, Inc. company guaranty sr. unsec. notes
5.50%, 4/1/23	180,000	186,750

Concho Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/25	55,000	55,825

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/22	50,000	51,750

Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	60,000	52,650

Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	100,000	92,625

Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	150,000	153,000

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	80,000	78,400

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	85,000	75,863

Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	122,000	131,455

Devon Financing Company, LLC company guaranty sr. unsec.
unsub. bonds 7.875%, 9/30/31	105,000	137,402

Diamondback Energy, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 5/31/25	155,000	160,425

Diamondback Energy, Inc. 144A company guaranty sr. unsec.
notes 4.75%, 11/1/24	45,000	45,113

Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 8.125%, 9/15/23	125,000	135,781

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7.75%, 9/1/22	20,000	17,400

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	290,000	283,475

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	110,000	107,250

High Income Securities Fund 27

	Principal
CORPORATE BONDS AND NOTES (41.2%)* cont.	amount	Value

Energy cont.

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	$60,000	$63,600

Halcon Resources Corp. 144A company guaranty notes
12.00%, 2/15/22	25,000	29,313

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	65,000	76,471

Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	145,000	152,250

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	185,000	191,475

Laredo Petroleum, Inc. company guaranty sr. unsec. sub. notes
5.625%, 1/15/22	35,000	35,263

MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	60,000	54,000

MEG Energy Corp. 144A company guaranty sr. unsec. notes 6.50%,
3/15/21 (Canada)	75,000	76,688

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	25,000	22,188

MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	35,000	34,213

Murphy Oil Corp. sr. unsec. unsub. notes 6.875%, 8/15/24	115,000	123,108

Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	210,000	224,175

Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	65,000	67,763

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	50,000	50,750

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	190,000	193,266

Parsley Energy LLC/Parsley Finance Corp. 144A company guaranty
sr. unsec. notes 5.25%, 8/15/25	45,000	45,450

Parsley Energy LLC/Parsley Finance Corp. 144A company guaranty
sr. unsec. sub. notes 5.375%, 1/15/25	35,000	35,525

Precision Drilling Corp. company guaranty sr. unsec. notes 5.25%,
11/15/24 (Canada)	5,000	4,950

Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.75%, 12/15/23 (Canada)	45,000	48,713

Range Resources Corp. 144A company guaranty sr. unsec. sub.
notes 5.75%, 6/1/21	180,000	185,850

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	50,000	48,750

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	45,000	44,213

Sabine Pass Liquefaction, LLC 144A sr. bonds 5.00%, 3/15/27	50,000	52,926

Sabine Pass Liquefaction, LLC 144A sr. notes 5.875%, 6/30/26	80,000	89,734

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	65,000	68,819

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)	120,000	126,750

Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	105,000	11

Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	115,000	12

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	100,000	102,250

SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	65,000	60,938

28 High Income Securities Fund

	Principal
CORPORATE BONDS AND NOTES (41.2%)* cont.	amount	Value

Energy cont.

SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	$60,000	$61,050

SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	50,000	50,500

SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	95,000	95,713

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. bonds 5.375%, 2/1/27	65,000	67,763

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 5.125%, 2/1/25	30,000	31,200

Tesoro Logistics LP/Tesoro Logistics Finance Corp. company
guaranty sr. unsec. notes 5.25%, 1/15/25	35,000	36,881

Triangle USA Petroleum Corp. 144A company guaranty sr. unsec.
notes 6.75%, 7/15/22 (In default) †	55,000	16,225

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	20,000	19,900

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.00%, 3/15/19	95,000	95,831

Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	45,000	57,769

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.875%, 9/1/21	71,000	82,005

Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	60,000	61,966

WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	30,000	33,600

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	130,000	140,075

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	150,000	153,188

		6,617,911

Financials (4.0%)

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	105,000	104,475

Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	120,000	126,600

Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	175,000	215,250

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	60,000	68,618

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 12/1/17	90,000	93,080

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	120,000	126,750

Ally Financial, Inc. unsec. sub. notes 8.00%, 12/31/18	65,000	71,378

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	100,000	129,000

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	55,000	58,713

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	50,000	54,609

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	50,000	52,578

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 3/15/23	75,000	77,706

CIT Group, Inc. sr. unsec. notes 3.875%, 2/19/19	45,000	46,041

CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	65,000	68,900

CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	100,000	106,000

CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	185,000	194,944

Citigroup, Inc. jr. unsec. sub. FRN Ser. T, 6.25%, perpetual maturity	25,000	27,214

High Income Securities Fund 29

	Principal
CORPORATE BONDS AND NOTES (41.2%)* cont.	amount	Value

Financials cont.

CNG Holdings, Inc./OH 144A sr. notes 9.375%, 5/15/20	$125,000	$112,969

CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	155,000	159,650

Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	50,000	51,563

Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	110,000	111,375

DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20	85,000	50,575

Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	110,000	129,525

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	60,000	60,525

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡	70,000	70,525

HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	155,000	163,913

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	65,000	67,601

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	95,000	97,012

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A sr.
unsec. notes 6.75%, 2/1/24	65,000	67,438

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A sr.
unsec. notes 6.25%, 2/1/22	60,000	61,950

Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)	9,000	7,853

International Lease Finance Corp. sr. unsec. unsub. notes
6.25%, 5/15/19	80,000	86,800

International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	60,000	67,500

iStar, Inc. sr. unsec. notes 5.00%, 7/1/19 R	5,000	5,088

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	75,000	86,625

Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)	249,000	264,266

MGM Growth Properties Operating Partnership LP/MGP
Finance Co-Issuer, Inc. 144A company guaranty sr. unsec. notes
5.625%, 5/1/24	45,000	47,588

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	130,000	132,925

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 5.875%, 3/15/22	110,000	113,247

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	55,000	57,578

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	65,000	67,925

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6.75%, 6/15/21	170,000	172,763

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648%,
perpetual maturity (United Kingdom)	265,000	308,063

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	40,000	43,950

Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	40,000	40,250

30 High Income Securities Fund

	Principal
CORPORATE BONDS AND NOTES (41.2%)* cont.	amount	Value

Financials cont.

Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20	$90,000	$90,000

TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	170,000	159,163

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	100,000	103,500

USI, Inc./NY 144A sr. unsec. notes 7.75%, 1/15/21	125,000	127,656

		4,809,217

Health care (3.5%)

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub. notes
6.125%, 3/15/21	155,000	158,875

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub. notes
5.125%, 7/1/22	75,000	75,563

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	210,000	202,650

Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	110,000	119,350

Centene Corp. sr. unsec. unsub. notes 5.625%, 2/15/21	35,000	36,838

Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25	25,000	25,719

Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	110,000	113,988

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	250,000	219,375

Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada)	175,000	68,250

Concordia International Corp. 144A sr. notes 9.00%,
4/1/22 (Canada)	20,000	17,600

DPx Holdings BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)	135,000	143,184

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	100,000	89,500

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	210,000	193,200

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	125,000	129,375

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	100,000	105,625

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	275,000	301,813

HCA, Inc. company guaranty sr. sub. notes 3.75%, 3/15/19	65,000	66,625

HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	30,000	34,650

HCA, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 2/1/25	35,000	36,619

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	135,000	145,294

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	55,000	61,738

Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	125,000	116,250

Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	75,000	77,625

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	85,000	87,802

High Income Securities Fund 31

	Principal
CORPORATE BONDS AND NOTES (41.2%)* cont.	amount	Value

Health care cont.

Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	$165,000	$147,263

Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	110,000	113,988

Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	255,000	270,147

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	110,000	112,475

Tenet Healthcare Corp. company guaranty sr. bonds
4.375%, 10/1/21	60,000	60,450

Tenet Healthcare Corp. company guaranty sr. FRN 4.463%, 6/15/20	110,000	111,375

Tenet Healthcare Corp. company guaranty sr. notes
6.25%, 11/1/18	225,000	238,500

Tenet Healthcare Corp. company guaranty sr. notes 4.75%, 6/1/20	25,000	25,500

Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	140,000	148,400

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	100,000	79,625

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	225,000	183,094

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	10,000	8,425

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	55,000	44,344

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	105,000	94,106

		4,265,200

Technology (2.3%)

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19
(In default) †	300,000	239,250

CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	180,000	192,600

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	295,000	325,950

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	130,000	140,488

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	20,000	21,163

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	165,000	177,375

First Data Corp. 144A notes 5.75%, 1/15/24	120,000	124,350

First Data Corp. 144A sr. notes 5.375%, 8/15/23	105,000	109,200

Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	140,000	147,525

Infor Software Parent LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	225,000	231,188

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	155,000	161,200

Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	60,000	62,250

Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R	105,000	111,132

Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
6.00%, 10/1/20 R	45,000	47,263

32 High Income Securities Fund

	Principal
CORPORATE BONDS AND NOTES (41.2%)* cont.	amount	Value

Technology cont.

Micron Technology, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 2/15/22	$105,000	$109,594

Micron Technology, Inc. 144A sr. unsec. unsub. notes 5.25%, 8/1/23	80,000	80,700

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	170,000	173,062

Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	175,000	199,500

Zebra Technologies Corp. sr. unsec. unsub. bonds 7.25%, 10/15/22	145,000	156,905

		2,810,695

Transportation (0.3%)

Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	135,000	131,625

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	205,000	214,738

		346,363

Utilities and power (2.0%)

AES Corp./Virginia (The) sr. unsec. notes 8.00%, 6/1/20	45,000	51,863

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	270,000	273,375

AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	45,000	44,775

AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21	145,000	163,125

Boardwalk Pipelines LP company guaranty sr. unsec. unsub.
bonds 5.95%, 6/1/26	55,000	62,272

Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	225,000	222,750

Calpine Corp. 144A company guaranty sr. notes 6.00%, 1/15/22	30,000	31,463

Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	25,000	26,344

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	95,000	101,328

Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22	105,000	103,163

Dynegy, Inc. company guaranty sr. unsec. notes 6.75%, 11/1/19	55,000	56,650

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	155,000	147,250

Energy Transfer Equity LP company guaranty sr. notes
7.50%, 10/15/20	107,000	120,241

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	45,000	48,375

GenOn Americas Generation, LLC sr. unsec. notes 9.125%, 5/1/31	100,000	89,500

GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20	95,000	69,825

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. sub. notes 5.50%, 5/15/22	30,000	31,313

NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	85,000	87,444

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21	75,000	77,813

NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
6.625%, 1/15/27	120,000	117,900

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5.00%, 10/1/22	55,000	58,933

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	140,000	155,261

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.50%, 4/15/23	75,000	77,719

High Income Securities Fund 33

	Principal
CORPORATE BONDS AND NOTES (41.2%)* cont.	amount	Value

Utilities and power cont.

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	$80,000	$83,241

Southern Star Central Corp. 144A sr. unsec. notes 5.125%, 7/15/22	130,000	132,275

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	60,000	450

		2,434,648

Total corporate bonds and notes (cost $48,311,304)		$49,656,948

	Principal
CONVERTIBLE BONDS AND NOTES (37.0%)*	amount	Value

Basic materials (0.3%)

Cemex SAB de CV cv. unsec. sub. notes 3.75%, 3/15/18 (Mexico)	$325,000	$371,922

		371,922

Capital goods (1.6%)

Aerojet Rocketdyne Holdings, Inc. 144A cv. sr. unsec. sub. notes
2.25%, 12/15/23	491,000	499,593

Dycom Industries, Inc. cv. sr. unsec. notes 0.75%, 9/15/21	535,000	587,163

Greenbrier Cos., Inc. (The) 144A cv. sr. unsec. notes 2.875%, 2/1/24	470,000	475,875

Horizon Global Corp. cv. sr. unsec. unsub. notes 2.75%, 7/1/22	385,000	390,294

		1,952,925

Communication services (2.4%)

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A cv.
company guaranty sr. unsec. notes 8.25%, 12/1/40	199,000	206,960

DISH Network Corp. 144A cv. sr. unsec. bonds 3.375%, 8/15/26	2,230,000	2,684,363

Powerwave Technologies, Inc. cv. unsec. sub. notes 3.875%,
10/1/27 (In default) † F	1,160,000	116

		2,891,439

Communications equipment (0.7%)

Ciena Corp. cv. sr. unsec. notes 4.00%, 12/15/20	618,000	897,259

		897,259

Components (0.4%)

Finisar Corp. cv. sr. unsec. unsub. bonds 0.50%, 12/15/36	427,000	450,485

		450,485

Computers (1.1%)

Avid Technology, Inc. cv. sr. unsec. notes 2.00%, 6/15/20	274,000	196,424

Citrix Systems, Inc. cv. sr. unsec. notes 0.50%, 4/15/19	435,000	523,088

Inseego Corp. cv. sr. unsec. sub. notes 5.50%, 6/15/22	169,000	167,204

Verint Systems, Inc. cv. sr. unsec. notes 1.50%, 6/1/21	410,000	388,731

		1,275,447

Consumer cyclicals (6.5%)

CalAtlantic Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 1.625%, 5/15/18	480,000	583,200

CalAtlantic Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 1.25%, 8/1/32	365,000	373,213

Euronet Worldwide, Inc. cv. sr. unsec. bonds 1.50%, 10/1/44	535,000	666,744

Liberty Interactive, LLC cv. sr. unsec. notes 3.50%, 1/15/31	890,000	471,700

Liberty Interactive, LLC 144A cv. sr. unsec. bonds 1.75%, 9/30/46	790,000	881,838

Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	570,000	642,675

Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds
2.25%, 9/30/46	549,000	587,087

34 High Income Securities Fund

	Principal
CONVERTIBLE BONDS AND NOTES (37.0%)* cont.	amount	Value

Consumer cyclicals cont.

Macquarie Infrastructure Corp. cv. sr. unsec. unsub. notes
2.00%, 10/1/23	$877,000	$861,653

Navistar International Corp. cv. sr. unsec. sub. bonds
4.75%, 4/15/19	644,000	623,070

Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes
1.00%, 3/15/18	570,000	1,042,031

Tesla Motors, Inc. cv. sr. unsec. sub. notes 1.25%, 3/1/21	1,170,000	1,102,725

		7,835,936

Consumer staples (0.6%)

Vector Group, Ltd. cv. sr. unsec. sub. notes 1.75%, 4/15/20	610,000	696,544

		696,544

Electronics (6.7%)

Advanced Micro Devices, Inc. cv. sr. unsec. unsub. notes
2.125%, 9/1/26	213,000	417,224

Intel Corp. cv. jr. unsec. sub. notes 3.25%, 8/1/39	290,000	509,313

Microchip Technology, Inc. 144A cv. sr. unsec. sub. notes
1.625%, 2/15/27	2,641,000	2,665,759

Micron Technology, Inc. cv. sr. unsec. bonds 3.00%, 11/15/43	890,000	892,781

Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1.625%, 2/15/33	765,000	1,654,313

ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.00%, 12/1/20	685,000	746,650

OSI Systems, Inc. 144A cv. sr. unsec. unsub. notes 1.25%, 9/1/22	481,000	468,374

TTM Technologies, Inc. cv. sr. unsec. notes 1.75%, 12/15/20	398,000	698,490

		8,052,904

Energy (2.7%)

Chesapeake Energy Corp. 144A cv. sr. unsec. bonds 5.50%, 9/15/26	1,175,000	1,155,906

Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23	276,000	373,808

SEACOR Holdings, Inc. cv. sr. unsec. bonds 3.00%, 11/15/28	621,000	549,197

Stone Energy Corp. cv. company guaranty sr. unsec. sub. notes
1.75%, 3/1/17 (In default) †	840,000	590,100

Whiting Petroleum Corp. cv. company guaranty sr. unsec. unsub.
notes 1.25%, 4/1/20	640,000	570,400

		3,239,411

Financials (3.2%)

Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes
5.25%, 12/1/18 R	631,000	712,241

Colony Starwood Homes 144A cv. sr. unsec. notes 3.50%, 1/15/22 R	434,000	450,546

Encore Capital Group, Inc. cv. company guaranty sr. unsec. bonds
3.00%, 7/1/20	135,000	133,988

Hercules Capital, Inc. 144A cv. sr. unsec. notes 4.375%, 2/1/22	476,000	479,273

Starwood Property Trust, Inc. cv. sr. unsec. unsub. notes
4.00%, 1/15/19 R	1,051,000	1,202,081

TCP Capital Corp. cv. sr. unsec. bonds 5.25%, 12/15/19	827,000	860,080

		3,838,209

Health care (4.9%)

Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes
2.75%, 6/15/18	720,000	704,700

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4.00%, 8/15/17 (China) (In default) † F	763,000	61,040

High Income Securities Fund 35

	Principal
CONVERTIBLE BONDS AND NOTES (37.0%)* cont.	amount	Value

Health care cont.

China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6.25%,
12/15/17 (China) (In default) † F	$445,000	$31,150

Emergent BioSolutions, Inc. cv. sr. unsec. unsub. bonds
2.875%, 1/15/21	250,000	312,188

HealthSouth Corp. cv. sr. unsec. sub. notes 2.00%, 12/1/43	709,000	852,129

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2.00%
(zero %, 3/1/18) 3/1/42 ††	880,000	1,198,450

Impax Laboratories, Inc. cv. sr. unsec. notes 2.00%, 6/15/22	365,000	297,247

Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub.
bonds 1.875%, 8/15/21 (Ireland)	951,000	983,096

Medicines Co. (The) cv. sr. unsec. notes 2.50%, 1/15/22	265,000	441,225

Medidata Solutions, Inc. cv. sr. unsec. notes 1.00%, 8/1/18	370,000	416,250

Sucampo Pharmaceuticals, Inc. cv. sr. unsec. notes
3.25%, 12/15/21	645,000	649,838

		5,947,313

Semiconductor (2.5%)

Cypress Semiconductor Corp. 144A cv. sr. unsec. notes
4.50%, 1/15/22	395,000	477,456

Integrated Device Technology, Inc. cv. sr. unsec. unsub. notes
0.875%, 11/15/22	465,000	476,044

Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18	223,000	513,597

Novellus Systems, Inc. cv. company guaranty sr. unsec. notes
2.625%, 5/15/41	280,000	977,900

Teradyne, Inc. 144A cv. sr. unsec. notes 1.25%, 12/15/23	450,000	502,313

		2,947,310

Software (0.8%)

Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5.25%, 5/15/18	970,000	985,763

		985,763

Technology services (1.7%)

j2 Global, Inc. cv. sr. unsec. notes 3.25%, 6/15/29	570,000	755,250

Proofpoint, Inc. cv. sr. unsec. unsub. notes 0.75%, 6/15/20	340,000	401,625

salesforce.com, Inc. cv. sr. unsec. unsub. notes 0.25%, 4/1/18	405,000	521,691

Twitter, Inc. cv. sr. unsec. unsub. bonds 1.00%, 9/15/21	405,000	371,588

		2,050,154

Transportation (0.9%)

Atlas Air Worldwide Holdings, Inc. cv. sr. unsec. bonds
2.25%, 6/1/22	319,000	340,333

Echo Global Logistics, Inc. cv. sr. unsec. notes 2.50%, 5/1/20	385,000	365,269

Scorpio Tankers, Inc. 144A cv. sr. unsec. sub. notes 2.375%, 7/1/19	462,000	404,828

		1,110,430

Total convertible bonds and notes (cost $43,295,720)		$44,543,451

CONVERTIBLE PREFERRED STOCKS (17.4%)*	Shares	Value

Basic materials (—%)

Smurfit-Stone Container Corp. escrow zero % cv. pfd. F	65,720	$657

		657

36 High Income Securities Fund

CONVERTIBLE PREFERRED STOCKS (17.4%)* cont.	Shares	Value

Capital goods (1.7%)

Arconic, Inc. $2.688 cv. pfd.	20,158	$889,976

Belden, Inc. $6.75 cv. pfd.	5,711	572,242

Rexnord Corp. $2.88 cv. pfd.	11,072	593,791

		2,056,009

Communication services (3.3%)

American Tower Corp. $5.50 cv. pfd. R	12,285	1,321,405

Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	21,872	1,094,967

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	15,119	1,537,300

		3,953,672

Consumer cyclicals (0.8%)

FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	37,550	925,840

		925,840

Consumer staples (0.9%)

Tyson Foods, Inc. $2.375 cv. pfd.	16,257	1,107,427

		1,107,427

Energy (0.8%)

Hess Corp. $2.00 cv. pfd.	11,340	704,894

Southwestern Energy Co. Ser. B, $3.125 cv. pfd.	15,795	303,738

		1,008,632

Financials (5.9%)

Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	22,100	775,918

AMG Capital Trust II $2.575 cv. pfd.	14,140	831,609

Banc of California, Inc. $4.00 cv. pfd.	8,217	733,203

Bank of America Corp. Ser. L, 7.25% cv. pfd.	773	915,039

EPR Properties Ser. C, $1.438 cv. pfd. R	37,670	1,145,402

iStar, Inc. $2.25 cv. pfd. R	7,445	378,653

Mandatory Exchangeable Trust 144A $5.75 cv. pfd.	4,456	551,876

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	790	968,244

Welltower, Inc. Ser. I, $3.25 cv. pfd. R	12,177	772,478

		7,072,422

Health care (1.7%)

Allergan PLC Ser. A, 5.50% cv. pfd.	1,645	1,411,048

Anthem, Inc. $2.63 cv. pfd.	12,115	606,113

		2,017,161

Utilities and power (2.3%)

DTE Energy Co. $3.25 cv. pfd.	14,790	790,526

Dynegy, Inc. $7.00 cv. pfd.	3,046	185,136

El Paso Energy Capital Trust I $2.375 cv. pfd.	1,069	53,450

Exelon Corp. $3.25 cv. pfd.	18,828	930,291

NextEra Energy, Inc. $3.06 cv. pfd.	16,310	853,339

		2,812,742

Total convertible preferred stocks (cost $18,939,909)		$20,954,562

High Income Securities Fund 37

COMMON STOCKS (2.2%)*	Shares	Value

ACC Claims Holdings, LLC Class A (Units) F	199,505	$1,197

Ally Financial, Inc.	5,435	122,233

Bank of America Corp.	13,065	322,444

Berry Plastics Group, Inc. †	1,155	58,131

Boise Cascade Co. †	1,649	44,688

CIT Group, Inc.	1,606	68,897

Eldorado Resorts, Inc. †	5,235	85,331

Gaming and Leisure Properties, Inc. R	2,520	80,640

General Motors Co.	1,650	60,786

Halcon Resources Corp. †	5,898	47,774

Keane Group, Inc. †	2,526	44,256

Live Nation Entertainment, Inc. †	1,865	52,985

Milagro Oil & Gas, Inc. (Units) F	39	3,159

NVIDIA Corp.	9,545	968,625

Penn National Gaming, Inc. †	6,025	87,182

SandRidge Energy, Inc. †	2,270	42,563

Seventy Seven Energy, Inc. †	3,028	148,372

Tervita Corp. Class A (Canada)	127	1,028

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights) F	1,028	1,388

Vistra Energy Corp.	1,027	16,596

Xilinx, Inc.	5,880	345,862

Total common stocks (cost $2,106,187)		$2,604,137

	Principal
SENIOR LOANS (0.1%)*[c]	amount	Value

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.50%, 3/1/18 (In default) †	$121,050	$137,089

Total senior loans (cost $120,129)		$137,089

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value

Halcon Resources Corp.	9/9/20	$14.04	1,601	$3,186

Seventy Seven Energy, Inc.	8/1/21	23.82	905	22,263

Total warrants (cost $3,620)				$25,449

SHORT-TERM INVESTMENTS (1.7%)*	Shares	Value

Putnam Short Term Investment Fund 0.76% L	2,013,410	$2,013,410

Total short-term investments (cost $2,013,410)		$2,013,410

TOTAL INVESTMENTS

Total investments (cost $114,790,279)		$119,935,046

Key to holding’s currency abbreviations

CAD	Canadian Dollar
USD /$	United States Dollar

38 High Income Securities Fund

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2016 through February 28, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $120,502,083.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $2,560 to cover certain derivative contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/28/17 (aggregate face value $177,492) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Canadian Dollar	Buy	4/19/17	$603	$596	$7

Citibank, N.A.
	Canadian Dollar	Buy	4/19/17	75	74	1

JPMorgan Chase Bank N.A.
	Canadian Dollar	Buy	4/19/17	301	298	3

State Street Bank and Trust Co.
	Canadian Dollar	Sell	4/19/17	128,793	127,311	(1,482)

WestPac Banking Corp.
	Canadian Dollar	Sell	4/19/17	49,785	49,213	(572)

Total						$(2,043)

High Income Securities Fund 39

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$44,688	$—	$—

Capital goods	58,131	—	—

Communication services	—	—	1,197

Consumer cyclicals	286,284	—	—

Energy	282,965	1,028	3,159

Financials	594,214	—	—

Technology	1,314,487	—	—

Utilities and power	16,596	1,388	—

Total common stocks	2,597,365	2,416	4,356

Convertible bonds and notes	—	44,451,145	92,306

Convertible preferred stocks	1,861,971	19,091,934	657

Corporate bonds and notes	—	49,656,925	23

Senior loans	—	137,089	—

Warrants	3,186	22,263	—

Short-term investments	2,013,410	—	—

Totals by level	$6,475,932	$113,361,772	$97,342

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(2,043)	$—

Totals by level	$—	$(2,043)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

40 High Income Securities Fund

Statement of assets and liabilities 2/28/17 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $112,776,869)	$117,921,636
Affiliated issuers (identified cost $2,013,410) (Note 5)	2,013,410

Cash	17,318

Dividends, interest and other receivables	1,234,993

Receivable for investments sold	735,959

Unrealized appreciation on forward currency contracts (Note 1)	11

Total assets	121,923,327

LIABILITIES

Payable for investments purchased	622,226

Payable for compensation of Manager (Note 2)	197,566

Payable for custodian fees (Note 2)	16,445

Payable for investor servicing fees (Note 2)	9,955

Payable for Trustee compensation and expenses (Note 2)	93,187

Payable for administrative services (Note 2)	439

Distributions payable to shareholders	400,197

Unrealized depreciation on forward currency contracts (Note 1)	2,054

Other accrued expenses	79,175

Total liabilities	1,421,244

Net assets	$120,502,083

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 4)	$133,516,587

Undistributed net investment income (Note 1)	540,915

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(18,698,128)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	5,142,709

Total — Representing net assets applicable to capital shares outstanding	$120,502,083

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($120,502,083 divided by 12,977,001 shares)	$9.29

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund 41

Statement of operations Six months ended 2/28/17 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $13,117 from investments in affiliated issuers) (Note 5)	$1,935,091

Dividends (net of foreign tax of $3,108)	769,129

Total investment income	2,704,220

EXPENSES

Compensation of Manager (Note 2)	401,275

Investor servicing fees (Note 2)	29,446

Custodian fees (Note 2)	12,861

Trustee compensation and expenses (Note 2)	2,988

Administrative services (Note 2)	2,065

Auditing and tax fees	46,780

Other	45,402

Total expenses	540,817

Expense reduction (Note 2)	(69)

Net expenses	540,748

Net investment income	2,163,472

Net realized gain on investments (Notes 1 and 3)	1,460,310

Net realized gain on foreign currency transactions (Note 1)	1,561

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	1,030

Net unrealized appreciation of investments during the period	3,227,564

Net gain on investments	4,690,465

Net increase in net assets resulting from operations	$6,853,937

The accompanying notes are an integral part of these financial statements.

42 High Income Securities Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/17*	Year ended 8/31/16

Operations

Net investment income	$2,163,472	$4,824,154

Net realized gain (loss) on investments
and foreign currency transactions	1,461,871	(5,043,497)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	3,228,594	6,865,971

Net increase in net assets resulting from operations	6,853,937	6,646,628

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(2,423,256)	(5,117,836)

Decrease from capital share transactions (Note 4)	(2,458,581)	(10,025,545)

Total increase (decrease) in net assets	1,972,100	(8,496,753)

NET ASSETS

Beginning of period	118,529,983	127,026,736

End of period (including undistributed net investment
income of $540,915 and $800,699, respectively)	$120,502,083	$118,529,983

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	13,286,033	14,648,291

Shares repurchased (Note 4)	(309,032)	(1,362,258)

Shares outstanding at end of period	12,977,001	13,286,033

*Unaudited.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund 43

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months			Year ended
	ended**
	2/28/17	8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

Net asset value, beginning of period	$8.92	$8.67	$9.56	$8.76	$8.21	$8.12
Investment operations:

Net investment income (loss)[a]	.17	.35	.35	.36	.44	.49

Net realized and unrealized
gain (loss) on investments	.37	.17	(.95)	.82	.56	.13

Total from investment operations	.54	.52	(.60)	1.18	1.00	.62

Less distributions:

From net investment income	(.19)	(.37)	(.37)	(.43)	(.48)	(.53)

Total distributions	(.19)	(.37)	(.37)	(.43)	(.48)	(.53)

Increase from shares repurchased	.02	.10	.08	.05	.03	—

Net asset value, end of period	$9.29	$8.92	$8.67	$9.56	$8.76	$8.21

Market price, end of period	$8.67	$8.02	$7.33	$8.61	$7.68	$8.27

Total return at market price (%)[b]	10.57*	14.96	(10.87)	17.94	(1.44)	9.08

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$120,502	$118,530	$127,027	$151,659	$145,549	$141,003

Ratio of expenses to average
net assets (%)[c]	.46*	.94	.90	.94	.90	.93

Ratio of net investment income
(loss) to average net assets (%)	1.84*	4.15	3.86	3.91	5.10	6.04

Portfolio turnover (%)	29*	26	35	41	48	36

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2).

The accompanying notes are an integral part of these financial statements.

44 High Income Securities Fund

Notes to financial statements 2/28/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2016 through February 28, 2017.

Putnam High Income Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The goal of the fund is to provide high current income as a primary objective and capital appreciation as a secondary objective. The fund pursues its objective primarily by investing in both convertible bonds and convertible preferred stocks, which share many of the same characteristics as convertible bonds, but offer greater potential for capital appreciation. The fund also invests significantly in high-yielding non-convertible securities with the potential for capital appreciation.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected

High Income Securities Fund 45

by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and

46 High Income Securities Fund

liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,054 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any,

High Income Securities Fund 47

are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2016, the fund had a capital loss carryover of $15,103,651 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover

Short-term	Long-term	Total	Expiration

$580,164	$591,975	$1,172,139	*

13,931,512	N/A	13,931,512	August 31, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $4,268,672 recognized during the period between November 1, 2015 and August 31, 2016 to its fiscal year ending August 31, 2017.

The aggregate identified cost on a tax basis is $115,577,950, resulting in gross unrealized appreciation and depreciation of $9,753,284 and $5,396,188, respectively, or net unrealized appreciation of $4,357,096.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.700%	of the first $500 million of average	0.430%	of the next $5 billion of average
	net assets,		net assets,

0.600%	of the next $500 million of average	0.420%	of the next $5 billion of average
	net assets,		net assets,

0.550%	of the next $500 million of average	0.410%	of the next $5 billion of average
	net assets,		net assets,

0.500%	of the next $5 billion of average	0.400%	of the next $5 billion of average
	net assets,		net assets,

0.475%	of the next $5 billion of average	0.390%	of the next $5 billion of average
	net assets,		net assets,

0.455%	of the next $5 billion of average	0.380%	of the next $8.5 billion of average net
	net assets,		assets and

0.440%	of the next $5 billion of average	0.370%	of any excess thereafter.
	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.341% of the fund’s average net assets.

48 High Income Securities Fund

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $69 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $91, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$33,389,473	$32,412,731

U.S. government securities (Long-term)	—	—

Total	$33,389,473	$32,412,731

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

High Income Securities Fund 49

Note 4: Shares repurchased

In September 2016, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2017 (based on shares outstanding as of October 7, 2016). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2016 (based on shares outstanding as of October 7, 2015). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 309,032 common shares for an aggregate purchase price of $2,458,581, which reflects a weighted-average discount from net asset value per share of 10.58%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

For the previous fiscal year, the fund repurchased 1,362,258 common shares for an aggregate purchase price of $10,025,545, which reflected a weighted-average discount from net asset value per share of 12.06%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 438 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $4,069 based on net asset value.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at
	the beginning				Fair value at
	of the				the end of the
	reporting			Investment	reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund**	$4,152,662	$14,546,786	$16,686,038	$13,117	$2,013,410

Totals	$4,152,662	$14,546,786	$16,686,038	$13,117	$2,013,410

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

50 High Income Securities Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$240,000

Warrants (number of warrants)	2,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$11	Payables	$2,054

Equity contracts	Investments	25,449	Payables	—

Total		$25,460		$2,054

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total

Foreign exchange contracts	$1,550	$1,550

Total	$1,550	$1,550

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for as		Forward currency
hedging instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$1,030	$1,030

Equity contracts	21,150	—	$21,150

Total	$21,150	$1,030	$22,180

High Income Securities Fund 51

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Citibank, N.A.	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$7	$1	$3	$—	$—	$11

Total Assets	$7	$1	$3	$—	$—	$11

Liabilities:

Forward currency contracts#	$—	$—	$—	$1,482	$572	$2,054

Total Liabilities	$—	$—	$—	$1,482	$572	$2,054

Total Financial and Derivative	$7	$1	$3	$(1,482)	$(572)	$(2,043)
Net Assets

Total collateral received (pledged)†##	$—	$—	$—	$—	$—

Net amount	$7	$1	$3	$(1,482)	$(572)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 10: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

52 High Income Securities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj P. Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
	and Compliance Liaison	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA710 305428 4/17

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant's identified portfolio managers included in the registrant's report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

September 1 — September 30, 2016	84,277	$7.97	84,277	186,403
October 1 — October 7, 2016	—	—	—	186,403
October 8 — October 31, 2016	80,357	$7.90	80,357	1,239,819
November 1 — November 30, 2016	88,129	$7.87	88,129	1,151,690
December 1 — December 31, 2016	56,269	$8.15	56,269	1,095,421
January 1 — January 31, 2017	—	—	—	1,095,421
February 1 — February 28, 2017	—	—	—	1,095,421

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2015, which was in effect between October 8, 2015 and October 7, 2016, allowed the fund to repurchase up to 1,446,150 of its shares. The program renewed by the Board in September 2016, which is in effect between October 8, 2016 and October 7, 2017, allows the fund to repurchase up to 1,320,176 of its shares.

**	Information prior to October 7, 2016 is based on the total number of shares eligible for repurchase under the program, as amended through September 2015. Information from October 8, 2016 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2016.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Income Securities Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 27, 2017